SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Report Date (Date of earliest event reported) September 14, 2000

                        FIRST CITIZENS BANCSHARES, INC.
___________________________________________________________________
             (Exact name of Registrant as specified in its charter)



     Delaware_____         0-16471_____          56-1528994_________
 (State or other       (Commission File         (IRS Employer
 jurisdiction of           Number)           Identification No.)
  incorporation)



             239 Fayetteville Street, Raleigh, North Carolina 27601
--------------------------------------------------------------------------------
                      (Address of principal executive offices)

                                 (919) 716-7000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code



                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     First-Citizens Bank & Trust Company, a wholly-owned subsidiary of First Citizens BancShares, Inc., has completed the sale of a large portion of its mortgage servicing portfolio.
     The transaction is described in the attached news release, which is incorporated herein by reference.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FIRST CITIZENS BANCSHARES, INC.



                             By: /s/Kenneth A. Black
                             -----------------------
                             Kenneth A. Black
                             Vice President, Treasurer
                             Chief Financial Officer


Date:  September 14, 2000

Sept. 14, 2000                                              First Citizens Bank
                                                                 (919) 716-2716


FIRST CITIZENS COMPLETEs MORTGAGE SERVICING TRANSACTION

RALEIGH, N.C. - First Citizens Bank has completed the sale of a large portion of its mortgage servicing business to GMAC Mortgage Corp.

The bank transferred the servicing rights for about $1.6 billion in mortgage loans so it could focus resources on developing and marketing better mortgage products. First Citizens will continue to originate mortgage loans.

First Citizens expects to realize a gain of about $13 million from the sale of servicing rights to GMAC.

As the new servicer for the loans, GMAC will receive and process customer payments, manage escrow accounts and respond to inquiries regarding mortgages. The transfer of servicing rights for mortgage loans is standard practice in the industry and does not affect the terms or conditions of mortgages.

"We constantly evaluate our operations to identify areas where we can offer better products and services more efficiently, and this transfer will allow us to enhance the quality of our mortgage lineup," said Terry Lindsey, group vice president with First Citizens' Mortgage Division. "We selected GMAC because they can uphold our high standards for customer service. We expect that our customers will be very pleased with the way they do business."

The mortgage loans involved in the servicing transfer to GMAC are owned by institutional investors. First Citizens is also outsourcing servicing for $688 million in mortgage loans held in its own portfolio to Cenlar Corp. The company plans to outsource servicing for all future mortgage originations.

First Citizens Bank has 366 branches in more than 200 communities in North Carolina, Virginia and West Virginia. Headquartered in Raleigh, the bank has $9.98 billion in assets. First Citizens is committed to providing superior financial services to individual customers and small to mid-sized businesses. For more information on the bank, visit its website at firstcitizens.com.